Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)


[GRAPHIC OMITTED]

(Value Artwork)


VALUE
       Annual Report
       2001

DELAWARE
Delaware Small Cap Value Fund

[GRAPHIC OMITTED] POWERED BY RESEARCH.(SM)

A Commitment
       to Our Investors

Experience
[ ] Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

[ ] We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
[ ] We strive to deliver consistently good performance in all asset classes.

[ ] We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
[ ] We are committed to providing the highest standards of client service.

[ ] You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

[ ] We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
[ ] Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

[ ] We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $86 billion in assets as of Decmber 31, 2001.

Table
   of Contents

Letter to Shareholders                        1

Portfolio Management Review                   3

New at Delaware                               6

Performance Summary                           7

Financial Statements:

  Statement of Net Assets                     9

  Statement of Operations                     12

  Statements of Changes in Net Assets         13

  Financial Highlights                        14

  Notes to Financial Statements               18

Report of Independent Auditors                20

    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

                                                   Delaware Small Cap Value Fund
Letter                                             December 11, 2001
   to Shareholders

Recap of Events
Three months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. A long decline in U.S. corporate profits, which began last autumn, deepened following the terrorist attacks in New York and Washington, D.C. and has prolonged a year-long economic slide.

It has also become clear that September 11 may have been a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak, in the days immediately following the terrorist attacks.

Major stock indexes have made an impressive recovery since September 11. As of November 30, 2001, the Dow Jones Industrial Average had gained +19.6% from its low point on September 21, and +10.4% since the re-opening of the New York Stock Exchange on September 17. Likewise, the Nasdaq Composite Index had gained +35.8% from its September 21 low and +22.2% since September 17.

Throughout the fiscal year ended November 30, 2001, small cap value stocks fared much better than the broad market. In fact, most small cap value mutual funds posted positive performance for the year ended November 30, 2001. Delaware Small Cap Value Fund returned +17.66% (Class A shares at net asset value with distributions reinvested) during the fiscal year ended November 30, 2001. Its benchmark, the Russell 2000 Value Index, gained +18.99% for the same period while the Lipper Small Cap Value Funds Average gained +20.16%.

In late November, the non-profit National Bureau of Economic Research (NBER), the quasi-official arbiter of U.S. economic recessions, declared that the current economic downturn in America is a recession. The NBER's business cycle dating committee, comprised of six academic economists, tabbed March 2001 as the start of the recession. The NBER's call made it exactly 10 years between U.S. recessions and ended the longest expansionary period since the group began keeping records in 1854.

The good news on the economic front is that some signs already point to recovery, and that much has been done in the past year to help steer the U.S. economy toward growth. The U.S. Federal Reserve Board has been cutting interest rates since January 2001, while the fiscal stimulus passed by Congress this year has reached monumental levels. These noteworthy efforts have occasionally prompted comparisons to the U.S. Marshall Plan, aimed at rebuilding Europe after WWII. Government spending so far has been aimed at disaster relief, new security measures, and airline industry aid, while more spending is likely on the way.

Outlook
Since September 11, the investment community has advocated a great degree of caution with regard to the stock market's prospects. Many experienced investors and strategists have pointed out that corporate profits remain weak, that there are no guarantees with regard to fiscal and monetary stimulus, and that the current downturn may prove difficult to reverse since it was driven by poor capital investment. We agree with this rationale on all counts.

Total Return
For the period ended November 30, 2001                                  One Year
Delaware Small Cap Value Fund - Class A Shares                          +17.66%
Russell 2000 Value Index                                                +18.99%
Lipper Small Cap Value Funds Average (295 funds)                        +20.16%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on pages 7 and
8. The Lipper Small Cap Value Funds Average represents the average return of small cap value mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

At Delaware Investments, we also believe that when pessimism and uncertainty are high, interest rates are low, and profits are bottoming, the long-run prospects for stock investors are at their best. We think a dose of caution is always healthy for investors. But a pessimistic market outlook is best reserved for times such as March of 2000, when interest rates were peaking and stocks reached all-time highs that left them overvalued, in our view, by all respectable measures. At that point, pessimism made sense.

This autumn's stock market rebound likely cannot continue unabated. Until the U.S. sees a turn in corporate profits, the market will be apt to move erratically, occasionally giving up gains in the short term. Yet when it comes to long-term growth prospects, we view the current environment as clearly a time for optimism. In our opinion, investment in well- selected common stocks remains a sound strategy for investors looking to protect and enhance their capital over the long term. We are hopeful that this autumn marked the start of strong future performance.

As we look to a brighter future, Delaware Investments remains committed to growing its service-oriented approach, and meeting shareholders' ever-changing needs. As a result, we recently debuted Delaware eDelivery, which allows you to access your account online, at any time. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which was offered in response to overwhelming demand.

Thank you for remaining committed to Delaware Investments. We wish you a healthy and prosperous New Year.

Sincerely,



/s/ Charles E. Haldeman, Jr.
-----------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                          Delaware Small Cap Value Fund
    Management Review                              December 11, 2001


Fund Managers
Christopher S. Beck
Senior Portfolio Manager

Andrea Giles
Portfolio Manager

The Fund's Results
The fiscal year ended November 30, 2001, was a time of economic uncertainty, which was worsened by the September 11 attacks and their aftermath. Even before the attacks, the Nasdaq Composite Index had lost some two-thirds of its value and the Dow Jones Industrials had dropped as well. Despite the broad market's turmoil, your Fund's year-end results remained in positive territory for the year. The Fund achieved a +17.66% return (Class A shares at net asset value with distributions reinvested) for the fiscal year ended November 30, 2001.

The Fund's return fell a little more than one percentage point short of the Russell 2000 Value Index, which gained +18.99%. Even before the attacks on September 11, we positioned the Fund's portfolio offensively. In other words, we were optimistic that the U.S. economy would recover -- and continued seeking out attractively priced small-cap companies with strong free cash flows. We believe this management philosophy is a hallmark of the Fund's competitive long-term performance.

Portfolio Highlights
Throughout the fiscal year, we continued to seek out solid performers in a variety of sectors. Stock selection and sector allocation generally helped us throughout the year, although the third quarter of 2001 was an especially challenging period. The reduction in earnings estimates reported by so many companies more than offset any positive benefits expected from the Federal Reserve's historically aggressive reductions in interest rates.

Throughout the year, investors generally migrated out of technology stocks, which often had a positive impact on a variety of other small-cap sectors. Although the markets were volatile and the economy began to contract during the year, small-cap performance was strong in sectors of the economy such as basic industries/capital goods and transportation.

Among your Fund's holdings, Griffon was one of the strongest performers. Griffon manufactures a variety of products, including garage doors, plastic linings for disposable diapers, and electronics for aerospace. While there is no particular integration to Griffon's business lines, the stock did very well.

Another positive performer among basic industries was Ball. Investors finally began to take notice of the free cash flows generated by this maker of beverage cans, and its stock rose by greater than 50% for our fiscal year. Pactiv, the maker of Hefty brand trash bags, also made gains during the year. Jacobs Engineering Group, a California-based engineering and construction group, did particularly well during the first two quarters.

Another sector that performed well, despite its recent history, was consumer services. Over the past several years, consumers have been purchasing big-ticket items, including real estate and automobiles. However, that trend began to turn as technology investments began collapsing. High-end real estate markets on the West Coast were particularly hard hit and the events of September 11 only served to accelerate the trend.

The banking sector turned in mixed performance, which mirrored the year's economic uncertainty. Some retail stocks performed well for the Fund. Gymboree made significant gains, particularly in the last two months of the year. BJ's Wholesale Club also did well until it reached our target price, at which point we sold the stock. The performance of apparel maker Quiksilver was particularly disappointing, especially given the company's strong revenue growth during the first two quarters. The company reduced earnings estimates several times throughout the year and the stock responded negatively. We have since sold our positions in Quiksilver.

After September 11, we added to our defense sector as this area became attractive. Alliant Techsystems, which manufactures parts used by the U.S. space shuttle, was among these stocks. We are optimistic about Alliant Techsystems' prospects in 2002. We also added L-3 Communications Holdings, which operates in electronic defense. While L-3 generally had a tough year last year -- especially in the second and third quarters - the company's outlook brightened in the wake of September 11.

During the first half of our fiscal year, real estate investment trusts (REITs) were among the poorest performers in the Fund. Subsequent to September 11, we took positions in two REITs -- Mack-Cali Realty and Reckson Associates Realty -- which have commercial inventory in New Jersey. The attack on the World Trade Center wiped out approximately 20-25 million square feet of office space in one day, and we believe that some real estate companies will benefit in the long term.

Technology continued to be a poor sector in which to invest, and we reduced our holdings throughout the year while maintaining a close watch on this volatile sector. The sector was rapidly overbuilt in recent years, to a point where the demand has been far outstripped by supply. We continue to be doubtful that the trend has been corrected. Many high- profile tech companies continue to run at losses and we question if they will ever have the earnings capabilities they experienced several years ago.

Parametric Technologies, a software provider that we sold during the year, is a good example of a company that experienced declining demand, and thus declining value as a result. We will continue to monitor technology carefully. While our outlook is generally wary, the sector is very broad and there will always be some opportunities based on valuation. Especially in semiconductors, we are beginning to identify some potential growth.

We virtually eliminated our holdings in utilities during the year, simply because we believed that the risks from deregu- lation outweighed any potential rewards. The energy sector, too, was hit hard, which in turn affected some related sectors. For instance, Maverick Tube, which manufactures pipes used in oil and gas drilling, was among the Fund's poor performers and we sold the stock prior to fiscal year end. Despite the debate about domestic energy exploration, demand for deep and shallow-water drilling declined throughout the year, negatively impacting Maverick Tube's profitability.

Outlook
We are optimistic about 2002. One of the positive outcomes of a market contraction is that greater amounts of equities become available at excellent prices, benefiting both your Fund and value investors in general over the long term. Despite shaky consumer confidence, we project that by the end of the second quarter of 2002 we will begin to see concrete evidence of economic recovery. By the end of next year, we believe we will see solid economic growth.

We also believe that any negative impact of the current war in Afghanistan will be relatively limited. As long as there are no more domestic terrorist attacks, the economy and consumer confidence should continue to rebuild. Although we expect corporate profits to remain weak for several more quarters, valuations in many sectors will continue to be compelling given the current low interest rate environment.

Over the next year, we anticipate your Fund will remain positioned in a way that's similar to its current sector weightings. We will continue to seek out undervalued companies with good liquidity in our efforts to provide strong long-term performance in Delaware Small Cap Value Fund.

How Will Fiscal Stimulus Affect the U.S. Economy?
Estimated Economic Impact of additional $75 Billion in Tax and Spending Initiatives (Percentage Point Contribution to
GDP) for 2002 through Q2 2003.


(GRAPHIC OMITTED BAR CHART)

                                              Percentage of GDP

                        Q1 2002                      0.75%
                        Q2 2002                      0.68%
                        Q3 2002                      0.14%
                        Q4 2002                      0.14%
                        Q1 2003                      0.19%
                        Q2 2003                      0.03%


Source: Salomon Smith Barney estimates, December 2001.

Delaware Small Cap Value Fund
Top 10 Holdings
November 30, 2001
                                                                 Percentage
Company                            Industry                    of Net Assets
-----------------------------------------------------------------------------
1. Pan Pacific Retail Properties   REIT                            1.89%
-----------------------------------------------------------------------------
2. RenaissanceRe Holdings          Insurance                       1.84%
-----------------------------------------------------------------------------
3. Jacobs Engineering Group        Capital Spending                1.73%
-----------------------------------------------------------------------------
4. Pactiv                          Basic Industries                1.72%
-----------------------------------------------------------------------------
5. Griffon                         Basic Industries                1.66%
-----------------------------------------------------------------------------
6. Federal Signal                  Basic Industries                1.65%
-----------------------------------------------------------------------------
7. Constellation Brands            Food, Beverages,
                                   & Tobacco                       1.65%
-----------------------------------------------------------------------------
8. Colonial BancGroup              Banking & Finance               1.59%
-----------------------------------------------------------------------------
9. Arthur J. Gallagher             Insurance                       1.57%
-----------------------------------------------------------------------------
10. Compass Bancshares             Banking & Finance               1.57%
-----------------------------------------------------------------------------

[GRAPHIC OMITTED PIE CHART]

Delaware Small Cap Value Fund
Top 10 Sectors
As of November 30, 2001
--------------------------------------------------------------------------------
Basic Industries                                            11.39%
Banking & Finance                                           10.41%
Capital Spending                                             6.92%
Energy                                                       4.49%
Healthcare and Pharmaceuticals                               4.82%
Insurance                                                    9.88%
Other                                                       25.82%
REIT                                                         5.54%
Retail                                                       7.66%
Technology                                                   7.34%
Transportation                                               5.73%

New
  at Delaware

--------------------------------------------------------------------------------
Simplify your life. Sign up for
Delaware's new eDelivery

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Now you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:

   1. Go to www.delawareinvestments.com/edelivery

   2. Follow the directions to register.

Signing up for eDelivery can also help make your tax preparation easier. If you use Quicken(R) TurboTax(R) to prepare your taxes, this year you will have access to Intuit's Instant Data Entry feature. Instant Data Entry helps you complete your tax forms by quickly, securely and accurately retrieving 1099 investment data from Delaware Investments and instantly entering that information in the correct forms in TurboTax. It saves you time and needless manual data gathering and entry! The Instant Data Entry feature is included in all individual 1040 versions of TurboTax, including TurboTax for the Web.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder
Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern
Time, Monday through Friday.
--------------------------------------------------------------------------------

Delaware
   Small Cap Value Fund

Fund Basics
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks capital appreciation.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$316.62 million
--------------------------------------------------------------------------------
Number of Holdings:
100
--------------------------------------------------------------------------------
Fund Start Date:
June 24, 1987
--------------------------------------------------------------------------------
Your Fund Managers:
Christopher S. Beck holds a bachelor's degree from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been in the investment business for 20 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company.

Andrea Giles received a bachelor's degree from the Massachusetts Institute of Technology and an MBA degree in finance from Columbia University. Prior to joining Delaware in 1996, she was an account officer in the Leveraged Capital Group with Citibank.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A:  DEVLX
Class B:  DEVBX
Class C:  DEVCX

--------------------------------------------------------------------------------
Delaware Small Cap Value Fund
Portfolio Characteristics
As of November 30, 2001
--------------------------------------------------------------------------------
Beta*                                           0.54
--------------------------------------------------------------------------------
Average Price-to-Earnings Ratio**               19.46
--------------------------------------------------------------------------------
Median Market Capitalization                    $1.01 billion
--------------------------------------------------------------------------------
Weighted Average Market Capitalization          $1.40 billion
--------------------------------------------------------------------------------
Portfolio Turnover                              72%

*Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the market. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First Call/Thomson Financial.
--------------------------------------------------------------------------------

Fund Performance
Average Annual Total Returns
Through November 30, 2001    Lifetime   10 Years     Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 6/24/87)
Excluding Sales Charge       +12.74%      +12.16%       +9.15%      +17.66%
Including Sales Charge       +12.28%      +11.50%       +7.87%      +10.88%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge       +10.15%                    +8.38%      +16.83%
Including Sales Charge       +10.15%                    +8.09%      +11.83%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge       +10.17%                    +8.40%      +16.88%
Including Sales Charge       +10.17%                    +8.40%      +15.88%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The average annual total returns for the lifetime (since 6/24/87), 10-year, five-year, and one-year periods ended November 30, 2001 for Delaware Small Cap Value Fund's Institutional Class were +12.96%, +12.47%, +9.49%, and +18.09%, respec- tively. The Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

While investing in smaller stocks may offer greater appreciation potential than other types or classes of securities, it generally involves greater investment risk.

Nasdaq Institutional Class symbol: DEVIX

Delaware
    Small Cap Value Fund

Performance of a $10,000 Investment
November 30, 1991 through November 30, 2001

[GRAPHIC OMITTED]

Delaware Small Cap Value Fund Peformance of $10,000 investment chart

                 Delaware Small Cap
                     Value Fund           Russell 2000
                   Class A Shares          Value Index
     30-Nov-91         $9,428                $10,000
     30-Nov-92        $11,595                $13,203
     30-Nov-93        $13,750                $16,543
     30-Nov-94        $13,368                $16,277
     30-Nov-95        $16,094                $20,450
     30-Nov-96        $19,164                $24,784
     30-Nov-97        $26,136                $32,591
     30-Nov-98        $24,182                $30,564
     30-Nov-99        $23,575                $30,128
     30-Nov-00        $25,233                $34,434
     30-Nov-01        $29,690                $40,998

Chart assumes $10,000 invested on November 30, 1991, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Value Index is an unmanaged composite that measures the stocks of small, value-oriented companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                          Delaware Small Cap Value Fund
    of Net Assets                                  November 30, 2001

                                                         Number of       Market
                                                          Shares         Value
Common Stock - 94.28%
Aerospace & Defense - 3.90%
 +Alliant Techsystems                                      41,200    $ 3,246,560
 +Armor Holdings                                           70,400      1,626,240
 +DRS Technologies                                         94,000      3,133,960
*+L-3 Communications Holdings                              52,200      4,352,436
                                                                     -----------
                                                                      12,359,196
                                                                     -----------
Automobiles & Automotive Parts - 1.49%
  Borg-Warner Automotive                                   48,398      2,226,308
 +Lear                                                     69,300      2,477,475
                                                                     -----------
                                                                       4,703,783
                                                                     -----------
Banking & Finance - 10.41%
  Associated Banc-Corp                                    135,250      4,635,018
  Colonial BancGroup                                      379,200      5,024,399
  Commerical Federal                                      128,300      3,263,952
  Compass Bancshares                                      183,900      4,970,817
  Cullen/Frost Bankers                                     98,800      2,781,220
  East West Bancorp                                        89,300      1,974,423
  Rent-A-Center                                            59,700      1,814,880
  Riggs National Corporation                              169,600      2,457,504
  Valley National Bancorp                                  97,640      3,079,566
  Westamerica Bancorporation                               75,500      2,943,745
                                                                     -----------
                                                                      32,945,524
                                                                     -----------
Basic Industries - 11.39%
 *A.O. Smith                                               84,300      1,507,284
  Allegheny Technologies                                  161,000      2,485,840
  Ball                                                     64,100      4,392,132
  Carpenter Technology                                     92,900      2,388,459
 +Cytec Industries                                         58,700      1,502,133
  Federal Signal                                          246,500      5,223,335
  Florida Rock Industries                                  76,600      2,355,450
*+Freeport-McMoRan Copper & Gold Class B                  127,600      1,703,460
 +Griffon                                                 374,660      5,263,973
  H.B. Fuller                                              95,000      2,837,650
 +Pactiv                                                  311,700      5,454,749
  Texas Industries                                         28,400        986,900
                                                                     -----------
                                                                      36,101,365
                                                                     -----------
Building & Materials - 3.19%
  KB Home                                                 134,600      4,525,252
  M.D.C. Holdings                                          36,700      1,313,493
  Pulte Homes                                             108,600      4,262,550
                                                                     -----------
                                                                      10,101,295
                                                                     -----------

Business Services - 1.88%
 +Bell Microproducts                                      105,000      1,161,300
  OM Group                                                 79,100      4,805,325
                                                                     -----------
                                                                       5,966,625
                                                                     -----------
Cable, Media & Publishing - 0.48%
  Belo Class A                                             84,600      1,512,648
                                                                     -----------
                                                                       1,512,648
                                                                     -----------

                                                         Number of      Market
                                                           Shares       Value
Common Stock (continued)
Capital Spending - 6.92%
  AGCO                                                    164,700    $ 2,297,565
  Cummins Engine                                           56,500      2,048,690
  Granite Construction                                     59,000      1,439,600
  Harsco                                                   77,900      2,600,302
 +Jacobs Engineering Group                                 79,500      5,481,525
  Kaydon                                                  135,900      2,772,360
 +Mueller Industries                                       68,700      2,201,835
 +Terex                                                   165,700      3,055,508
                                                                     -----------
                                                                      21,897,385
                                                                     -----------
Consumer Durables - 2.80%
  Ethan Allen Interiors                                    72,600      2,677,488
 +Furniture Brands International                          137,300      3,604,125
  La-Z-Boy                                                123,700      2,597,700
                                                                     -----------
                                                                       8,879,313
                                                                     -----------
Energy - 4.49%
 +Cal Dive International                                  131,700      2,815,746
  Helmerich & Payne                                        70,400      1,983,168
  NUI                                                     100,600      2,283,620
  Ocean Energy                                            274,800      4,869,456
 +Westport Resources                                      129,500      2,250,710
                                                                     -----------
                                                                      14,202,700
                                                                     -----------
Food, Beverage & Tobacco - 3.70%
  Adolph Coors Company                                     33,900      1,933,317
  Bunge Limited                                            96,900      1,875,015
 +Constellation Brands                                    137,800      5,222,620
  International Multifoods                                117,000      2,669,940
                                                                     -----------
                                                                      11,700,892
                                                                     -----------
Healthcare & Pharmaceuticals - 4.82%
 +Beverly Enterprises                                     253,400      2,305,940
*+Community Health Systems                                139,200      3,564,912
  Cooper Companies                                         63,400      2,795,940
 +IDEXX Laboratories                                       89,700      2,601,300
  Invacare                                                113,000      4,000,200
                                                                     -----------
                                                                      15,268,292
                                                                     -----------
Industrial Machinery - 0.81%
  Briggs & Stratton                                        66,700      2,575,954
                                                                     -----------
                                                                       2,575,954
                                                                     -----------
Insurance - 9.88%
  Amerus Group                                             98,400      3,423,336
  Arthur J. Gallagher                                     136,600      4,985,900
  Everest Re Group                                         46,670      3,334,572
  Harleysville Group                                       95,700      2,318,811
 *PartnerRe                                                94,000      4,841,000
  Presidential Life                                       113,700      2,236,479
  RenaissanceRe Holdings                                   58,800      5,810,028
  W.R. Berkley                                             81,100      4,338,850
                                                                     -----------
                                                                      31,288,976
                                                                     -----------

Statement                                          Delaware Small Cap Value Fund
    of Net Assets (continued)
                                                         Number of     Market
                                                           Shares       Value
Common Stock (continued)
Leisure, Lodging & Entertainment - 1.85%
 +Jack in the Box                                         116,100   $  3,004,668
 +Rare Hospitality International                          145,600      2,861,040
                                                                     -----------
                                                                       5,865,708
                                                                     -----------

REITs - 5.54%
  Mack-Cali Realty                                        117,900      3,454,470
  Pan Pacific Retail Properties                           224,200      5,983,898
  Prentiss Properties Trust                               180,000      4,759,200
 *Reckson Associates Realty                               149,700      3,347,292
                                                                     -----------
                                                                      17,544,860
                                                                     -----------
Retail - 7.66%
 +Abercrombie & Fitch Class A                              77,200      1,852,800
 +Barnes & Noble                                          130,700      4,038,630
 +Bebe Stores                                             123,000      2,274,270
  Fred's                                                  131,750      4,372,783
 +Gymboree                                                222,300      2,612,025
 +Oakley                                                  167,400      2,184,570
  Phillips-Van Heusen                                     129,500      1,424,500
*+Take-Two Interactive Software                           253,200      3,529,608
  Wolverine World Wide                                    130,000      1,948,700
                                                                     -----------
                                                                      24,237,886
                                                                     -----------
Technology - 7.34%
 +International Rectifier                                  71,100      2,379,006
 +Mercury Computer Systems                                 61,500      2,838,840
 +Merix                                                    97,000      1,811,960
*+Nanometrics                                              86,100      1,967,385
*+Photon Dynamics                                          64,000      2,504,320
 +Photronics                                               77,700      2,063,712
*+Plexus                                                   92,600      2,791,890
  Symbol Technologies                                     127,400      2,117,388
 +Tech Data                                                68,800      3,151,728
 +Veeco Instruments                                        48,600      1,599,475
                                                                     -----------
                                                                      23,225,704
                                                                     -----------
Transportation - 5.73%
  Alexander & Baldwin                                     157,700      3,792,685
 +Arkansas Best                                           105,000      2,564,100
  Continental Airlines-Class B                            101,000      2,320,980
 +Landstar Systems                                         34,300      2,380,420
  Roadway                                                  94,000      2,793,680
  USFreightways                                            48,900      1,663,578
 +Yellow                                                  107,700      2,633,265
                                                                     -----------
                                                                      18,148,708
                                                                     -----------
Total Common Stock (cost $251,786,767)                               298,526,814
                                                                     -----------

                                         Principal       Market
                                           Amount        Value
Repurchase Agreements - 8.06%
  With BNP Paribas 2.10%
   12/3/01 (dated 11/30/01,
   collateralized by $467,000 U.S.
   Treasury Notes 6.00% due
   9/30/02, market value $486,588
   and $3,338,000 U.S. Treasury Notes
   6.50% due 2/28/02,
   market value $3,429,984 and
   $2,557,000 U.S. Treasury Notes
   6.625% due 5/31/02
   market value $2,618,115)              $6,393,000   $  6,393,000
  With Cantor Fitzgerald 2.10%
   12/3/01 (dated 11/30/01,
   collateralized by $1,245,000 U.S.
   Treasury Notes 4.625% due
   2/28/03, market value $1,304,632
   and $4,935,000 U.S. Treasury Notes
   5.25% due 8/15/03,
   market value $5,221,419)               6,394,000      6,394,000
  With JP Morgan Chase 2.07%
   12/3/01 (dated 11/30/01,
   collateralized by $6,247,000 U.S.
   Treasury Bills due 2/28/02,
   market value $6,220,043)               6,070,000      6,070,000
  With UBS Warburg 2.11%
   12/3/01 (dated 11/30/01,
   collateralized by $6,444,000 U.S.
   Treasury Notes 5.125% due
   12/31/02, market value $6,785,624)     6,649,000      6,649,000
                                                      ------------
Total Repurchase Agreements
 (cost $25,506,000)                                     25,506,000
                                                      ------------
Total Market Value of Securities - 102.34%
 (cost $277,292,767)                                   324,032,814
Liabilities Net of Receivables and
 Other Assets - (2.34%)                                 (7,412,769)
                                                      ------------
Net Assets Applicable to 10,876,020
 Shares Outstanding - 100.00%                         $316,620,045
                                                      ------------

Net Asset Value - Delaware Small Cap Value Fund
 Class A ($182,925,286 / 6,232,934 Shares)                  $29.35
                                                            ------
Net Asset Value - Delaware Small Cap Value Fund
 Class B ($83,647,778 / 2,916,322 Shares)                   $28.68
                                                            ------
Net Asset Value - Delaware Small Cap Value Fund
 Class C ($31,822,888 / 1,109,916 Shares)                   $28.67
                                                            ------
Net Asset Value - Delaware Small Cap Value Fund
 Institutional Class ($18,224,093 / 616,848 Shares)         $29.54
                                                            ------

Statement                                          Delaware Small Cap Value Fund
   of Net Assets (continued)


Components of Net Assets at November 30, 2001:
Shares of beneficial interest
 (unlimited authorization - no par)                   $240,567,480
Accumulated net realized gain on investments            29,312,518
Net unrealized appreciation of investments              46,740,047
                                                      ------------
Total net assets                                      $316,620,045
                                                      ============


+Non-income producing security for the year ended November 30, 2001.

*Security fully or partially on loan. See Note #6 in Notes to Financial
 Statement.

Summary of Abbreviations:
REITs - Real Estate Investment Trust

Net Asset Value and Offering Price per Share -
 Delaware Small Cap Value Fund
Net asset value Class A (A)                                 $29.35
Sales charge (5.75% of offering price, or 6.10%
 of amount invested per share) (B)                            1.79
                                                            ------
Offering price                                              $31.14
                                                            ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)   See the current prospectus for purchases of $50,000 or more.

See accompanying notes



Statement                                                                                     Delaware Small Cap Value Fund
   of Operations                                                                              Year Ended November 30, 2001


Investment Income:
  Dividends                                                                      $ 4,321,367
  Interest                                                                           866,783
  Securities lending income                                                            2,871                  $   5,191,021
                                                                                 -----------                  -------------

Expenses:
  Management fees                                                                  2,177,728
  Distribution expenses                                                            1,554,543
  Dividend disbursing and transfer agent fees and expenses                         1,137,775
  Accounting and administration expenses                                             126,965
  Reports and statements to shareholders                                              90,394
  Registration fees                                                                   70,188
  Professional fees                                                                   40,582
  Custodian fees                                                                      20,428
  Trustees' fees                                                                      11,942
  Other                                                                               44,248                      5,274,793
                                                                                 -----------
  Less expenses paid indirectly                                                                                      (8,100)
                                                                                                              -------------
  Total expenses                                                                                                  5,266,693
                                                                                                              -------------
Net Investment Loss                                                                                                 (75,672)
                                                                                                              -------------

Net Realized and Unrealized Gain on Investments:
  Net realized gain on investments                                                                               29,713,962
  Net change in unrealized appreciation/depreciation of investments                                              11,921,366
                                                                                                              -------------
Net Realized and Unrealized Gain on Investments                                                                  41,635,328
                                                                                                              -------------

Net Increase in Net Assets Resulting from Operations                                                          $  41,559,656
                                                                                                              =============

See accompanying notes


Statements                                                                                   Delaware Small Cap Value Fund
     of Changes in Net Assets
                                                                                                 Year Ended
                                                                                  11/30/01                        11/30/00

Increase (Decrease) in Net Assets from Operations:
  Net investment income (loss)                                                  $    (75,672)                    $    410,760
  Net realized gain on investments                                                29,713,962                        9,802,636
  Net change in unrealized appreciation of investments                            11,921,366                        3,838,512
                                                                                ------------                     ------------
  Net increase in net assets resulting from operations                            41,559,656                       14,051,908
                                                                                ------------                     ------------

Dividends and Distributions to Shareholders:
 From net investment income:
  Class A                                                                           (151,816)                        (662,492)
  Class B                                                                                 --                               --
  Class C                                                                                 --                               --
  Institutional Class                                                                (41,829)                         (70,087)

 In excess of net investment income:
  Class A                                                                           (259,265)                              --
  Class B                                                                                 --                               --
  Class C                                                                                 --                               --
  Institutional Class                                                                (18,690)                              --

 From net realized gain on investments:
  Class A                                                                         (6,061,962)                      (2,525,750)
  Class B                                                                         (2,405,669)                        (932,689)
  Class C                                                                           (847,523)                        (315,210)
  Institutional Class                                                               (436,987)                        (133,604)
                                                                                ------------                     ------------
                                                                                 (10,223,741)                      (4,639,832)
                                                                                ------------                     ------------
Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                                         51,935,717                       43,394,604
  Class B                                                                         34,424,569                       12,069,766
  Class C                                                                         14,364,457                       10,113,776
  Institutional Class                                                              9,440,903                        6,460,971

 Net asset value of shares issued upon reinvestment of dividends and distributions:
  Class A                                                                          6,104,223                        2,988,933
  Class B                                                                          2,222,790                          873,431
  Class C                                                                            800,851                          296,828
  Institutional Class                                                                501,323                          203,691
                                                                                ------------                     ------------
                                                                                 119,794,833                       76,402,000
                                                                                ------------                     ------------
 Cost of shares repurchased:
  Class A                                                                        (46,066,782)                    (111,251,459)
  Class B                                                                        (18,386,222)                     (33,750,247)
  Class C                                                                         (6,841,518)                     (16,172,071)
  Institutional Class                                                             (4,230,519)                      (7,160,655)
                                                                                ------------                     ------------
                                                                                 (75,525,041)                    (168,334,432)
                                                                                ------------                     ------------
Increase (decrease) in net assets derived from capital share transactions         44,269,792                      (91,932,432)
                                                                                ------------                     ------------
Net Increase (Decrease) in Net Assets                                             75,605,707                      (82,520,356)
Net Assets:
  Beginning of period                                                            241,014,338                      323,534,694
                                                                                ------------                     ------------
  End of period                                                                 $316,620,045                     $241,014,338
                                                                                ============                     ============

See accompanying notes

Financial
      Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                      Delaware Small Cap Value Fund Class A
                                                                                                     Year Ended
                                                                                11/30/01    11/30/00  11/30/99  11/30/98  11/30/97

Net asset value, beginning of period                                             $25.980      $24.680  $25.480  $29.790   $25.780

Income (loss) from investment operations:
Net investment income(1)                                                           0.059        0.091    0.098    0.215     0.131
Net realized and unrealized gain (loss) on investments                             4.429        1.594   (0.735)  (2.285)    7.914
                                                                                 -------      -------  -------  -------   -------
Total from investment operations                                                   4.488        1.685   (0.637)  (2.070)    8.045
                                                                                 -------      -------  -------  -------   -------

Less dividends and distributions:
From net investment income                                                        (0.026)      (0.080)  (0.163)  (0.140)   (0.135)
In excess of net investment income                                                (0.045)          --       --       --        --
From net realized gain on investments                                             (1.047)      (0.305)      --   (2.100)   (3.900)
                                                                                 -------      -------  -------  -------   -------
Total dividends and distributions                                                 (1.118)      (0.385)  (0.163)  (2.240)   (4.035)
                                                                                 -------      -------  -------  -------   -------

Net asset value, end of period                                                   $29.350      $25.980  $24.680  $25.480   $29.790
                                                                                 =======      =======  =======  =======   =======

Total return(2)                                                                   17.66%        7.04%   (2.51%)  (7.47%)   36.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                         $182,925     $151,044 $209,886 $271,192  $268,266
Ratio of expenses to average net assets                                            1.58%        1.68%    1.60%    1.39%     1.39%
Ratio of net investment income to average net assets                               0.21%        0.37%    0.38%    0.81%     0.51%
Portfolio turnover                                                                   72%          56%      37%      38%       53%

(1) The average shares outstanding method has been applied for per share information for the periods ended November 30, 1997, 1999, 2000 and 2001.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
     Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                                      Delaware Small Cap Value Fund Class B
                                                                                                     Year Ended
                                                                                11/30/01    11/30/00  11/30/99  11/30/98  11/30/97

Net asset value, beginning of period                                             $25.520      $24.340  $25.140  $29.460   $25.570

Income (loss) from investment operations:
Net investment income (loss)(1)                                                   (0.138)      (0.079)  (0.081)   0.052    (0.042)
Net realized and unrealized gain (loss) on investments                             4.345        1.564   (0.719)  (2.272)    7.832
                                                                                 -------      -------  -------  -------   -------
Total from investment operations                                                   4.207        1.485   (0.800)  (2.220)    7.790
                                                                                 -------      -------  -------  -------   -------

Less dividends and distributions:
From net realized gain on investments                                             (1.047)      (0.305)      --   (2.100)   (3.900)
                                                                                 -------      -------  -------  -------   -------
Total dividends and distributions                                                 (1.047)      (0.305)      --   (2.100)   (3.900)
                                                                                 -------      -------  -------  -------   -------

Net asset value, end of period                                                   $28.680      $25.520  $24.340  $25.140   $29.460
                                                                                 =======      =======  =======  =======   =======

Total return(2)                                                                   16.83%        6.27%   (3.18%)  (8.08%)   35.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                          $83,648      $58,156  $76,894  $83,899   $39,733
Ratio of expenses to average net assets                                            2.28%        2.38%    2.30%    2.09%     2.09%
Ratio of net investment income (loss) to average net assets                       (0.49%)      (0.33%)  (0.32%)   0.11%    (0.19%)
Portfolio turnover                                                                   72%          56%      37%      38%       53%

(1) The average shares outstanding method has been applied for per share information for the periods ended November 30, 1997, 1999, 2000 and 2001.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                                      Delaware Small Cap Value Fund Class C
                                                                                                     Year Ended
                                                                                11/30/01    11/30/00  11/30/99  11/30/98  11/30/97

Net asset value, beginning of period                                             $25.510      $24.320  $25.120  $29.440   $25.550

Income (loss) from investment operations:
Net investment income (loss)(1)                                                   (0.135)      (0.079)  (0.081)   0.036    (0.033)
Net realized and unrealized gain (loss) on investments                             4.342        1.574   (0.719)  (2.256)    7.823
                                                                                 -------      -------  -------  -------   -------
Total from investment operations                                                   4.207        1.495   (0.800)  (2.220)    7.790
                                                                                 -------      -------  -------  -------   -------

Less dividends and distributions:
From net realized gain on investments                                             (1.047)      (0.305)      --   (2.100)   (3.900)
                                                                                 -------      -------  -------  -------   -------
Total dividends and distributions                                                 (1.047)      (0.305)      --   (2.100)   (3.900)
                                                                                 -------      -------  -------  -------   -------

Net asset value, end of period                                                   $28.670      $25.510  $24.320  $25.120   $29.440
                                                                                 =======      =======  =======  =======   =======

Total return(2)                                                                   16.88%        6.27%   (3.19%)  (8.08%)   35.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                          $31,823      $20,822  $25,818  $31,041   $12,547
Ratio of expenses to average net assets                                            2.28%        2.38%    2.30%    2.09%     2.09%
Ratio of net investment income (loss) to average net assets                       (0.49%)      (0.33%)  (0.32%)   0.11%    (0.19%)
Portfolio turnover                                                                   72%          56%      37%      38%       53%

(1) The average shares outstanding method has been applied for per share information for the periods ended November 30, 1997, 1999, 2000 and 2001.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
     Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                 Delaware Small Cap Value Fund Institutional Class
                                                                                                     Year Ended
                                                                                11/30/01    11/30/00  11/30/99  11/30/98  11/30/97

Net asset value, beginning of period                                             $26.130      $24.830  $25.640  $29.950   $25.910

Income (loss) from investment operations:
Net investment income(1)                                                           0.144        0.165    0.174    0.160     0.209
Net realized and unrealized gain (loss) on investments                             4.458        1.600   (0.741)  (2.150)    7.936
                                                                                 -------      -------  -------  -------   -------
Total from investment operations                                                   4.602        1.765   (0.567)  (1.990)    8.145
                                                                                 -------      -------  -------  -------   -------

Less dividends and distributions:
From net investment income                                                        (0.100)      (0.160)  (0.243)  (0.220)   (0.205)
In excess of net investment income                                                (0.045)          --       --       --        --
From net realized gain on investments                                             (1.047)      (0.305)      --   (2.100)   (3.900)
                                                                                 -------      -------  -------  -------   -------
Total dividends and distributions                                                 (1.192)      (0.465)  (0.243)  (2.320)   (4.105)
                                                                                 -------      -------  -------  -------   -------

Net asset value, end of period                                                   $29.540      $26.130  $24.830  $25.640   $29.950
                                                                                 =======      =======  =======  =======   =======

Total return(2)                                                                   18.09%        7.35%   (2.23%)  (7.16%)   36.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                          $18,224      $10,992  $10,936 $113,930   $14,878
Ratio of expenses to average net assets                                            1.28%        1.38%    1.30%    1.09%     1.09%
Ratio of net investment income to average net assets                               0.51%        0.67%    0.68%    1.11%     0.81%
Portfolio turnover                                                                   72%          56%      37%      38%       53%

(1) The average shares outstanding method has been applied for per share information for the periods ended November 30, 1997, 1999, 2000 and 2001.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

                                                   Delaware Small Cap Value Fund
Notes                                              November 30, 2001
    to Financial Statements

Delaware Group Equity Funds V (the "Trust") is organized as a Delaware business trust and offers three series: Delaware Small Cap Contrarian Fund, Delaware Small Cap Value Fund, and Delaware Retirement Income Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex- dividend date and interest income is recorded on the accrual basis.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $6,680 for the year ended November 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended November 30, 2001 were approximately $1,420. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration
   Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

At November 30, 2001, the Fund had receivables from or liabilities payable to affiliates as follows:

     Investment management fee payable to DMC             $30,828

     Dividend disbursing, transfer agent fees,
         accounting and other expenses payable to DSC      93,982

     Other expenses payable to DMC and affiliate:          55,584


For the year ended November 30, 2001, DDLP earned $53,748 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

Notes
   to Financial Statements (continued)

3. Investments
For the year ended November 30, 2001, the Fund made purchases of $235,167,153 and sales of $196,835,691 of investment securities other than U.S. government securities and short-term investments.

At November 30, 2001, the cost of investments for federal income tax purposes was $277,721,511. At November 30, 2001, net unrealized appreciation was $46,311,303, of which $51,227,683 related to unrealized appreciation of investments and $4,916,380 related to unrealized depreciation of investments.

4. Capital Shares
Transactions in capital shares were as follows:

                                            Year Ended
                                      11/30/01     11/30/00
Shares sold:
 Class A                              1,816,496    1,774,839
 Class B                              1,224,026      496,988
 Class C                                509,840      422,912
 Institutional Class                    324,925      265,743

Shares issued upon reinvestment of
 dividends and distributions:
 Class A                                230,035      127,237
 Class B                                 85,024       37,599
 Class C                                 30,530       12,789
 Institutional Class                     18,598        8,646
                                      ---------    ---------
                                      4,239,474    3,146,753
                                      ---------    ---------

Shares repurchased:
 Class A                             (1,626,738)  (4,592,063)
 Class B                               (671,404)  (1,415,196)
 Class C                               (246,802)    (680,885)
 Institutional Class                   (147,298)    (294,213)
                                      ---------    ---------
                                     (2,692,242)  (6,982,357)
                                      ---------    ---------
Net increase (decrease)               1,547,232   (3,835,604)
                                      =========    =========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2001, or at any time during the fiscal year.

6. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed- income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at November 30, 2001 was $20,424,123 and $20,998,500, respectively.

7. Credit and Market Risk
The Fund invests a significant portion of its assets in small- and medium- sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information

For the fiscal year ended November 30, 2001, the Fund designates distributions paid during the year as follows:.

      (A)                 (B)             (C)
Long-Term Capital   Ordinary Income      Total             (D)
Gain Distributions   Distributions    Distributions     Qualifying
   (Tax Basis)        (Tax Basis)      (Tax Basis)      Dividends(1)
------------------  ---------------   -------------     ------------
       88%                12%              100%              --

(A) and (B) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
   of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V -
Delaware Small Cap Value Fund

We have audited the accompanying statement of net assets of Delaware Small Cap Value Fund (the "Fund") as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Small Cap Value Fund at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

January 4, 2002

Delaware Investments
       Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group                                       Fixed Income Group
Delaware American Services Fund                           Corporate and Government
Delaware Growth Opportunities Fund                        Delaware American Government Bond Fund
Delaware Select Growth Fund                               Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                            Delaware Delchester Fund
Delaware Technology and Innovation Fund                   Delaware Extended Duration Bond Fund
Delaware Trend Fund                                       Delaware High-Yield Opportunities Fund
Delaware U.S. Growth Fund                                 Delaware Limited-Term Government Fund
                                                          Delaware Strategic Income Fund
Value-Equity Group
Delaware Decatur Equity Income Fund                       Money Market
Delaware Growth and Income Fund                           Delaware Cash Reserve Fund
Delaware REIT Fund                                        Delaware Tax-Free Money Fund
Delaware Small Cap Value Fund
                                                          Municipal (National Tax-Exempt)
International Group                                       Delaware National High-Yield Municipal Bond Fund
(DIAL-Delaware International Advisers Ltd.)               Delaware Tax-Free Insured Fund
Delaware Emerging Markets Fund                            Delaware Tax-Free USA Fund
Delaware International Small Cap Value Fund               Delaware Tax-Free USA Intermediate Fund
Delaware International Value Equity Fund
      (formerly Delaware International Equity Fund)       Municipal (State-Specific Tax-Exempt)
                                                          Delaware Tax-Free Arizona Fund
Blend Mutual Funds                                        Delaware Tax-Free Arizona Insured Fund
Delaware Balanced Fund                                    Delaware Tax-Free California Fund
Delaware Core Equity Fund                                 Delaware Tax-Free California Insured Fund
      (formerly Delaware Growth Stock Fund)               Delaware Tax-Free Colorado Fund
Delaware Devon Fund                                       Delaware Tax-Free Florida Fund
Delaware Social Awareness Fund                            Delaware Tax-Free Florida Insured Fund
Foundation Funds                                          Delaware Tax-Free Idaho Fund
      Delaware Balanced Portfolio                         Delaware Minnesota High-Yield Municipal Bond Fund
      Delaware Growth Portfolio                           Delaware Minnesota Insured Fund
      Delaware Income Portfolio                           Delaware Tax-Free Minnesota Fund
                                                          Delaware Tax-Free Minnesota Intermediate Fund
                                                          Delaware Tax-Free Missouri Insured Fund
                                                          Delaware Tax-Free New York Fund
                                                          Delaware Tax-Free Oregon Insured Fund
                                                          Delaware Tax-Free Pennsylvania Fund


Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                           Affiliated Officers                    Contact Information
Charles E. Haldeman, Jr.                    William E. Dodge                       Investment Manager
Chairman                                    Executive Vice President and           Delaware Management Company
Delaware Investments Family of Funds        Chief Investment Officer, Equity       Philadelphia, PA
Philadelphia, PA                            Delaware Investments Family of Funds
                                            Philadelphia, PA                       International Affiliate
Walter P. Babich                                                                   Delaware International Advisers Ltd.
Board Chairman                              Jude T. Driscoll                       London, England
Citadel Constructors, Inc.                  Executive Vice President and
King of Prussia, PA                         Head of Fixed Income                   National Distributor
                                            Delaware Investments Family of Funds   Delaware Distributors, L.P.
David K. Downes                             Philadelphia, PA                       Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds        Richard J. Flannery                    Shareholder Servicing, Dividend
Philadelphia, PA                            President and Chief Executive Officer  Disbursing and Transfer Agent
                                            Delaware Distributors, L.P.            Delaware Service Company, Inc.
John H. Durham                              Philadelphia, PA
Private Investor                                                                   2005 Market Street
Gwynedd Valley, PA                                                                 Philadelphia, PA 19103-7094

John A. Fry                                                                        For Shareholders
Executive Vice President                                                           800 523-1918
University of Pennsylvania
Philadelphia, PA                                                                   For Securities Dealers
                                                                                   800 362-7500
Anthony D. Knerr
Consultant                                                                         For Financial Institutions
Anthony Knerr & Associates                                                         Representatives Only
New York, NY                                                                       800 659-2265

Ann R. Leven                                                                       Website
Former Treasurer                                                                   www.delawareinvestments.com
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


(5431)                                                        Printed in the USA
AR-021 [11/01] CG 1/02                                                     J7726